Exhibit 99.2

                          [AMERICA ONLINE LETTERHEAD]

                                                 August 25, 1999

Mr. Gabriel Battista
Chief Executive Officer
Talk.com, Inc.
12020 Sunrise Valley Drive
Reston, VA  22091

    Re: Investment Agreement between Talk.com, Inc. and America Online, Inc. dated as of December 31, 1998, as amended on February 22, 1999
          (the "Investment Agreement")

Dear Mr. Battista:

          This letter confirms that America Online does not intend to exercise its rights to receive a Make Whole Amount (as defined in the Investment Agreement) pursuant to Section 5.1(b) of the Investment Agreement before December 31, 1999.

                                                 Sincerely,

                                                 /s/ J. Michael Kelly

                                                 J. Michael Kelly

cc:  Sheila A. Clark
     Lennert J. Leader
     Robert W. Pittman